July 28, 1999



Daiwa Finance Corporation
32 Old Slip, 12th Floor
New York, NY  10005
Attn:  Harold Gartner

      Re:  MF Receivables Corp. IV

Ladies and Gentlemen:

      Reference is made to that certain Amended and Restated Credit Agreement, dated as of July 28, 1999, and that certain Amended and Restated Credit Agreement, dated as of July 28, 1999 (collectively, the "Daiwa Agreements"), each among the MF Receivables Corp. IV, a Delaware corporation ("MF IV"), Monaco Finance, Inc., a Colorado corporation ("Monaco"), and Daiwa Finance Corporation. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Daiwa Agreements. Pursuant to the provisions of the applicable Program Documents (and, in particular, the Security Agreements), you, or the Servicer (as that term is defined in the Daiwa Agreements) at your direction, are required to disburse certain funds or release assets to or upon the order of MF IV (any such property, the "Specified Property") in accordance with the instructions delivered under the Security Agreements and/or the Servicing Agreements.

      This letter hereby constitutes irrevocable notice to you that all Specified Property payable or deliverable to or upon the order of MF IV (including any and all money and property to which MF IV is entitled in accordance with the Program Documents) is to be paid or delivered solely in accordance with the instructions provided by The Bank of New York, as collateral agent (in such capacity, the "Collateral Agent"), under that certain Pledge and Custodial Agreement, dated as of July 28, 1999 (the "Pledge and Custodial Agreement"), among MF Receivables Holding Corp. ("Pacific"), Norwest Bank Minnesota, National Association, as Indenture Trustee (as defined therein), Rothschild North America, Inc. and Collateral Agent. Such Specified Property represents dividends payable on account of the MF IV's outstanding shares of common stock.



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      These  instructions  are  irrevocable and shall not be revised without the prior written consent of the Collateral Agent, unless the Collateral Agent has notified you otherwise in writing, and shall be binding on you and your successors and assigns.



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Very truly yours,

MF RECEIVABLES CORP. IV

By:  _______________________________
Name:
Title:

THE BANK OF NEW YORK, as Collateral Agent

By:  _______________________________
Name:
Title:


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ACKNOWLEDGED AND AGREED:

DAIWA FINANCE CORPORATION

By:  _______________________________
      Name:
      Title: